For Immediate Release	Contact: Phil Koning President, Macatawa Bank, 616.820.1429 or Jon Swets Chief Financial Officer, Macatawa Bank, 616.494.7645

Macatawa Bank Revises 2006 Q4 Results

Holland, Michigan, March 15, 2007 – Macatawa Bank Corp. (NASDAQ: MCBC) today issued revised results for the fourth-quarter and twelve-month periods ending Dec. 31, 2006.

These financial results, which were originally reported on January 15, 2007, have been revised based on information that only became available since that date. The revision reflects an additional loan loss provision of $4.7 million related to outstanding commercial loans to one borrower of $5.2 million that have become impaired. The Bank has reason to believe that the borrower will be unable to meet the repayment terms of the loans. The loans have been secured by collateral, but the collateral may not be of a sufficient value to cover the outstanding principal on these loans.

The impairment was discovered over the past week through internal investigations relating to the collateral and the borrower relationship. Macatawa Bank’s internal investigation suggests that the borrower may have made misrepresentations to the Bank regarding the loan collateral and its financial condition.

“The realization that this appears to be an intentional effort to defraud the Bank is very distressing to all of us,” said Benj. A. Smith III, chairman and CEO. “As part of our internal investigation, we have begun a review of our loan policies and procedures. As a management team, we pledge that these procedures will be tightened to prevent a recurrence.”

The additional loan loss provision will be recognized in the fourth quarter of 2006. The after-tax impact on net income is expected to be approximately $3.1 million, or $0.18 per share. As a result of this additional provision, net income for the fourth-quarter and full-year 2006 is $2.8 million and $19.8 million, respectively, instead of the $5.9 million and $22.9 million previously disclosed. Net income per diluted share for the fourth-quarter and full-year 2006 is $0.17 and $1.20, respectively, instead of the $0.36 and $1.38 per diluted share previously disclosed.

“In light of our ongoing investigation, which is still in the preliminary stage, we determined the need to revise our 2006 loan loss provision,” said Phil Koning, president. “We will aggressively seek to recover funds associated with this borrower.

“It is important to note that Macatawa Bank remains financially strong and well-capitalized. We have a solid foundation and, with the support of our shareholders and employees, will continue to grow.”

Revised financial results are attached to this press release. These results supersede the results previously disclosed in the January 15, 2007 press release.

About Macatawa Bank
Headquartered in Holland, Mich., Macatawa Bank Corp. is the parent company for Macatawa Bank, Macatawa Bank Mortgage Co. and Macatawa Investment Services. Through its subsidiaries, the Corporation offers a full range of banking, investment and trust services to individuals, businesses and governmental entities from a network of 24 full-service branches located throughout communities in Kent, Ottawa and northern Allegan counties. Services include commercial, consumer and real estate financing; business and personal deposit services; ATMs and Internet banking services; trust and employee benefit plan services and various investment services. The Corporation emphasizes its local management team and decision making, along with providing customers excellent service and superior financial products. For more information, visit www.macatawabank.com.

“CAUTIONARY STATEMENT: This press release contains certain forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive, governmental and technological factors affecting our operations, markets, products, services, and pricing. These statements include, among others, statements related to future growth and funding sources, future profitability levels, the effects on earnings of changes in interest rates and the future level of other revenue sources. Annualized growth rates are not intended to imply future growth at those rates. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Further information concerning our business, including additional factors that could materially affect our financial results, is included in our filings with the Securities and Exchange Commission.”

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MACATAWA BANK CORPORATION
REVISED CONSOLIDATED FINANCIAL SUMMARY
These results supersede the results previously disclosed in the January 15, 2007 press release.
(Unaudited)

(Dollars in thousands except per share information)

	Three Months Ended December 31		Twelve Months Ended December 31

	2006	2005	2006	2005

EARNINGS SUMMARY
Total interest income	$35,589	$29,087	$133,506	$105,395
Total interest expense	18,544	12,686	66,089	42,558

Net interest income	17,045	16,401	67,417	62,837
Provision for loan loss	5,725	795	7,715	3,675

Net interest income after provision for loan loss	11,320	15,606	59,702	59,162

NON-INTEREST INCOME
Deposit service charges	1,231	1,185	4,874	4,323
Gain on sale of loans	433	544	1,721	2,336
Trust fees	1,096	744	3,589	2,921
Other	1,091	841	3,993	3,424

Total non-interest income	3,851	3,314	14,177	13,004

NON-INTEREST EXPENSE
Salaries and benefits	6,268	5,798	24,791	22,388
Occupancy	928	852	3,558	3,239
Furniture and equipment	859	793	3,221	2,975
Other	3,182	3,370	13,343	12,821

Total non-interest expense	11,237	10,813	44,913	41,423

Income before income tax	3,934	8,107	28,966	30,743
Federal income tax expense	1,089	2,565	9,135	9,854

Net income	$2,845	$5,542	$19,831	$20,889

Basic earnings per share	$0.18	$0.34	$1.22	$1.30
Diluted earnings per share	$0.17	$0.34	$1.20	$1.27
Return on average assets	0.56%	1.20%	1.01%	1.17%
Return on average equity	7.17%	15.69%	13.09%	15.30%
Net interest margin	3.55%	3.82%	3.67%	3.81%
Efficiency ratio	53.78%	54.85%	55.04%	54.62%

BALANCE SHEET DATA	December 31 2006	December 31 2005

Assets
Cash and due from banks	$39,882	$49,101
Securities available for sale	198,546	156,696
Securities held to maturity	2,711	3,907
Federal Home Loan Bank Stock	12,275	13,910
Loans held for sale	1,547	2,331
Total loans	1,711,450	1,547,879
Less allowance for loan loss	23,259	20,992

Net loans	1,688,191	1,526,887

Premises and equipment, net	60,731	53,028
Acquisition intangibles	25,478	25,856
Bank-owned life insurance	21,843	20,814
Other assets	23,612	17,460

Total Assets	$2,074,816	$1,869,990

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$180,032	$188,762
Interest-bearing deposits	1,487,525	1,319,010

Total deposits	1,667,557	1,507,772
Federal funds purchased	11,990	25,809
Other borrowed funds	192,018	145,161
Long-term debt	41,238	41,238
Other liabilities	5,164	8,266

Total Liabilities	1,917,967	1,728,246

Shareholders' equity	156,849	141,744

Total Liabilities and Shareholders' Equity	$2,074,816	$1,869,990

MACATAWA BANK CORPORATION
REVISED SELECTED CONSOLIDATED FINANCIAL DATA
These results supersede the results previously disclosed in the January 15, 2007 press release.
(Unaudited)

(Dollars in thousands except per share information)

	Quarterly					Year to Date

	4th Qtr 2006	3rd Qtr 2006	2nd Qtr 2006	1st Qtr 2006	4th Qtr 2005	2006	2005

EARNINGS SUMMARY
Net interest income	$17,045	$17,083	$16,975	$16,314	$16,401	$67,417	$62,837
Provision for loan loss	5,725	490	800	700	795	7,715	3,675
Total non-interest income	3,851	3,503	3,629	3,194	3,314	14,177	13,004
Total non-interest expense	11,237	11,257	11,333	11,085	10,813	44,913	41,423
Income taxes	1,089	2,830	2,715	2,501	2,565	9,135	9,854
Net income	$2,845	$6,009	$5,756	$5,222	$5,542	$19,831	$20,889

Basic earnings per share	$0.18	$0.37	$0.36	$0.32	$0.34	$1.22	$1.30
Diluted earnings per share	$0.17	$0.36	$0.35	$0.32	$0.34	$1.20	$1.27

MARKET DATA
Book value per share	$9.65	$9.56	$9.13	$8.97	$8.80	$9.65	$8.80
Market value per share	$21.26	$22.89	$23.39	$24.07	$23.10	$22.89	$23.10
Average basic common shares	16,227,588	16,214,390	16,200,172	16,164,946	16,100,083	16,201,514	16,060,600
Average diluted common shares	16,553,239	16,557,849	16,542,131	16,568,345	16,520,970	16,551,879	16,485,069
Period end common shares	16,233,179	16,221,682	16,205,196	16,188,015	16,109,087	16,233,179	16,109,087

PERFORMANCE RATIOS
Return on average assets	0.56%	1.20%	1.18%	1.11%	1.20%	1.01%	1.17%
Return on average equity	7.17%	15.69%	15.53%	14.34%	15.69%	13.09%	15.30%
Net interest margin (FTE)	3.55%	3.62%	3.74%	3.78%	3.82%	3.67%	3.81%
Efficiency ratio	53.78%	54.68%	55.00%	56.82%	54.85%	55.04%	54.62%

ASSET QUALITY
Net charge-offs	$4,894	$208	$46	$300	$329	$5,448	$1,934
Nonperforming loans	$22,290	$5,768	$5,781	$5,545	$4,204	$22,290	$4,204
Other real estate and repossessed assets	$3,293	$2,758	$1,725	$1,401	$692	$3,293	$692
Nonperforming loans to total loans	1.30%	0.34%	0.35%	0.35%	0.27%	1.30%	0.27%
Nonperforming assets to total assets	1.23%	0.42%	0.38%	0.36%	0.26%	1.23%	0.26%
Net charge-offs to average loans (annualized)	1.16%	0.05%	0.01%	0.08%	0.09%	0.33%	0.13%
Allowance for loan loss to total loans	1.36%	1.33%	1.34%	1.35%	1.36%	1.36%	1.36%

CAPITAL & LIQUIDITY
Average equity to average assets	7.77%	7.62%	7.61%	7.76%	7.66%	7.69%	7.66%
Tier 1 capital to risk-weighted assets	9.49%	9.59%	9.49%	9.69%	9.69%	9.49%	9.69%
Total capital to risk-weighted assets	10.85%	10.95%	10.85%	11.06%	11.07%	10.85%	11.07%
Loans to deposits + Other borrowed funds	92.03%	91.69%	93.88%	94.52%	93.64%	92.03%	93.64%

END OF PERIOD BALANCES
Total portfolio loans	$1,711,450	$1,682,359	$1,653,035	$1,590,138	$1,547,879	$1,711,450	$1,547,879
Earning assets	1,921,735	1,897,447	1,841,812	1,776,486	1,725,832	1,921,735	1,725,832
Total assets	2,074,816	2,041,031	1,981,318	1,903,965	1,869,990	2,074,816	1,869,990
Deposits	1,667,557	1,632,816	1,573,101	1,542,567	1,507,772	1,667,557	1,507,772
Total shareholders' equity	156,849	155,125	147,899	145,153	141,744	156,849	141,744

AVERAGE BALANCES
Total portfolio loans	$1,686,139	$1,664,378	$1,626,102	$1,563,277	$1,528,007	$1,635,391	$1,471,404
Earning assets	1,903,566	1,873,191	1,815,807	1,743,952	1,710,742	1,834,673	1,654,145
Total assets	2,042,005	2,010,840	1,949,399	1,876,713	1,843,737	1,970,305	1,783,032
Deposits	1,616,606	1,605,567	1,556,712	1,517,460	1,445,437	1,574,444	1,390,418
Total shareholders' equity	158,716	153,147	148,252	145,639	141,311	151,479	136,512